Exhibit 10.11

                                    SUBLEASE

This sublease (the "Sublease") is made and entered into as of this 1st day of November, 1999 by and between the RiceX Company, a Delaware corporation, ("Landlord") and NutraStar, a Nevada corporation ("Tenant").

1.  BASIC SUBLEASE PROVISIONS

A.   Property  Address:  1261 Hawk's Flight Court,  El Dorado Hills,  California
     95762

B.   Premises: Described on Exhibit "A" attached hereto

C.   Landlord's Address:  1261 Hawk's Flight Court, El Dorado Hills,  California
     95762

D.   Prime Landlord: Roebbelen Land Company, a California limited partnership.

E. Prime Landlord's Address for notices: 1261 Hawk's Flight Court, El Dorado Hills, California 95762

F. Identification of Prime Lease and all amendments thereto: Lease Agreement dated July 11, 1996, First Amendment of Lease Agreement dated September 4, 1996 and Second Amendment of Lease Agreement dated February 1, 1998.

G.   Sublease Term: Approximately seven (7) years.

H.   Commencement Date: November 1, 1999

I.   Expiration Date: September 30, 2006

J.   Base Rent:

        Effective Date through September 30, 2000       $5,100.00
        October 1, 2000 through September 30, 2002      $5,227.50
        October 1, 2002 through September 30, 2004      $5,358.19
        October 1, 2004 through September 30, 2006      $5,492.15

K.   Sublease Share: 65 percent

L.   Security Deposit: NONE